Exhibit 10.38

AMENDMENT TO
SUBSTITUTED REVOLVING CREDIT NOTE

Cincinnati, Ohio	May 31, 2002

On June 6, 2000, MULTI-COLOR CORPORATION (the “Company”) executed and delivered a Substituted Revolving Credit Note to PNC BANK, NATIONAL ASSOCIATION (the “Lender”) in the original principal amount of $3,000,000 (the “Note”).

By this Amendment to Substituted Revolving Credit Note, the Note hereby is amended as follows:

1.  Notwithstanding anything to the contrary contained in the Note or in the Fourth Restated Credit Agreement (as defined in the Note), the total facility under the Note will be FOUR MILLION EIGHT HUNDRED THOUSAND DOLLARS ($4,800,000) during the period from May 31, 2002 through September 30, 2002. On and after October 1, 2002, the total facility under the Note automatically will be reduced to THREE MILLION DOLLARS ($3,000,000) and the Company immediately will make a principal payment under the Note in the amount necessary to reduce the outstanding principal balance of the Note to not more than $3,000,000.

Except as expressly modified hereby, all terms and conditions of the Note remain in full force and effect.

MULTI-COLOR CORPORATION

By:	/s/ DAWN H. BERTSCHE
Dawn H. Bertsche Vice President—Finance/CFO

ACCEPTED:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ TIMOTHY E. REILLY

Print Name:	Timothy E. Reilly

Title:	Vice President

AMENDMENT TO
SUBSTITUTED REVOLVING CREDIT NOTE

Cincinnati, Ohio	May 31, 2002

On June 6, 2000, MULTI-COLOR CORPORATION (the “Company”) executed and delivered a Substituted Revolving Credit Note to KEYBANK NATIONAL ASSOCIATION (the “Lender”) in the original principal amount of $2,000,000 (the “Note”).

By this Amendment to Substituted Revolving Credit Note, the Note hereby is amended as follows:

1.  Notwithstanding anything to the contrary contained in the Note or in the Fourth Restated Credit Agreement (as defined in the Note), the total facility under the Note will be THREE MILLION TWO HUNDRED THOUSAND DOLLARS ($3,200,000) during the period from May 31, 2002 through September 30, 2002. On and after October 1, 2002, the total facility under the Note automatically will be reduced to TWO MILLION DOLLARS ($2,000,000) and the Company immediately will make a principal payment under the Note in the amount necessary to reduce the outstanding principal balance of the Note to not more than $2,000,000.

Except as expressly modified hereby, all terms and conditions of the Note remain in full force and effect.

MULTI-COLOR CORPORATION

By:	/s/ DAWN H. BERTSCHE
Dawn H. Bertsche Vice President—Finance/CFO

ACCEPTED:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ LOUIS A. FENDER

Print Name:	Louis A. Fender

Title:	Senior Vice President